                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the registration statement of such entity that is to be filed (the "Registration Statement"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Registration Statement, including the prospectus, statement of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1997.

                              /s/ Philip R. Cox
                              ------------------------------
                              Philip R. Cox

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the registration statement of such entity that is to be filed (the "Registration Statement"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Registration Statement, including the prospectus, statement of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th of March, 1997.

                              /s/ Edward G. Harness, Jr.
                              ------------------------------
                              Edward G. Harness, Jr.

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the registration statement of such entity that is to be filed (the "Registration Statement"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Registration Statement, including the prospectus, statement of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of March, 1997.

                              /s/ David Pollak
                              ------------------------------
                              David Pollak

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the registration statement of such entity that is to be filed (the "Registration Statement"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Registration Statement, including the prospectus, statement of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 1997.


                              /s/ Robert E. Stautberg
                              ------------------------------
                              Robert E. Stautberg

                                POWER OF ATTORNEY

     WHEREAS, SELECT ADVISORS PORTFOLIOS, a New York trust (the "Trust"), is required, under rules, regulations and interpretations of the Securities and Exchange Commission to sign the registration statements of investment companies who invest primarily in the portfolios of the Trust, and

     WHEREAS, Western-Southern Life Assurance Separate Account 1 invests, through one or more of its respective Sub-Accounts, solely in one or more portfolios of the Trust, thus requiring that the officers and trustees of this Trust sign the registration statement of such entity that is to be filed (the "Registration Statement"), and

     WHEREAS, the undersigned is a Trustee of the Portfolios;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John F. Barrett, Edward S. Heenan and Edward G. Harness, Jr., and each of them individually, his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Portfolios, to sign and participate in the filing of the Registration Statement, including the prospectus, statement of additional information and exhibits included therein, and thereafter to execute and file any additional amended registration statement or statements, amended prospectus or prospectuses, amended statement or statements of additional information, amended exhibits or any supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     This authority hereby granted is limited to the execution and delivery of the Registration Statement, amendments thereto and included documents and, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effect only until such Registration Statement shall have been declared effective by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st of March, 1997.


                              /s/ Joseph S. Stern, Jr.
                              ------------------------------
                              Joseph S. Stern, Jr.